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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 29, 2004

                           MARKLAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

              000-28863                              84-1331134
      (Commission File Number)          (IRS Employer Identification Number)

                                      #207
                                 54 DANBURY ROAD
                              RIDGEFIELD, CT 06877
                    (Address of principal executive offices)

                                 (203) 894-9700
              (Registrant's telephone number, including area code)
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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On June 29, 2004, Markland Technologies, Inc. ("Markland") acquired all of the outstanding stock of E-OIR Technologies, Inc. ("EOIR") for $8 million in cash and $11 million in principal amount of five year notes secured by the assets and stock of EOIR. EOIR is a provider of technology and services to the US Army Night Vision Laboratories and has expertise in wide area remote sensing using both electro-optic and infrared technologies. Markland intends to continue to use the assets of EOIR for this purpose.

In connection with this acquisition, Markland has also adopted a Stock Incentive Plan pursuant to which Markland has issued options to purchase 9,345,740 shares of its common stock to key employees of EOIR who are continuing employment following the acquisition for an exercise price of $.3775 per share These options will vest in five equal annual installments. Markland also granted to the other key employees of EOIR who are continuing employment following the acquisition options to purchase an additional number of shares equal to $471,983 divided by one-half of the market price for the common stock at the date of vesting. These options will vest in five equal annual installments. Markland has also agreed to grant options to purchase an additional 5,000,000 shares of common stock to employees of EOIR in the future.

We expect that these options will vest over five years after the date of grant and will have an exercise price equal to the fair market value of the common stock on the date of grant. In connection with this acquisition, Markland also raised $2 million through a private placement of an additional 3,500 shares of its Series D Preferred Stock to a single institutional investor. The Series D preferred stock is convertible at the option of the stockholder at any time. The number of shares of our common stock into which each share of Series D preferred is convertible is determined by dividing $1,000 by the discounted bid price. The "discounted" bid price is the average closing bid price of our common stock during the five business days immediately preceding the conversion date multiplied by the applicable discount factor, as set forth below.

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AVERAGE CLOSING BID PRICE (1)                               DISCOUNT FACTOR
----------------------------------------------------        ---------------
$15.00 or less                                              80%
more than $15.00, but less than or equal to $30.00          75%
more than $30.00, but less than or equal to $45.00          70%
more than $45.00                                            65%

--------------------

(1) After an adjustment for a 1-for-60 reverse stock split effective October 27, 2003.

The Series D preferred stock can be converted only to the extent that the Series D stockholder will not, as a result of the conversion, hold in excess of 9.999% of the total outstanding shares of our common stock. For a complete description of the terms and conditions of the Series D Preferred Stock please refer to Markland's Form 10-K for the fiscal year ended June 30, 2003.

The Stock Purchase Agreement, the forms of Promissory Note, the Security Agreement, the 2004 Stock Option Plan, the Preferred Securities Purchase Agreement, the Pledge and Security Agreement and the forms of Stock Options are included as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5 , 2.6 and 2.7 to this Current Report on Form 8-K and the foregoing description of the acquisition and related matters is qualified in its entirety by reference to these documents.

                        RISKS RELATED TO THE ACQUISITION

WE FACE A VARIETY OF RISKS RELATED TO OUR ACQUISITION OF EOIR. THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES FACING US. YOU SHOULD ALSO CAREFULLY CONSIDER THE RISK FACTORS IN SUPPLEMENT NO. 1 AND IN THE PROSPECTUS DATED JUNE 21, 2004, AS AMENDED FROM TIME TO TIME. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO US OR THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR OUR BUSINESS. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, OUR BUSINESS COULD BE ADVERSELY AFFECTED. IN THOSE CASES, THE PRICE OF OUR COMMON STOCK COULD DECLINE AND YOU MAY LOSE ALL OR PART OF YOUR INVESTMENT.

WE MAY FAIL TO REALIZE SOME OR ALL OF THE ANTICIPATED BENEFITS OF THE
ACQUISITION

Our combined company may fail to realize some or all of the anticipated benefits and synergies of the transaction as a result of, among other things, lower than expected order rates from customers of EOIR, unanticipated costs, deterioration in the U.S. economy and other factors. There can be no assurance that we will receive orders for up to $406 million under our existing contract with the U.S. Army Night Vision Laboratories. In addition, the integration of EOIR business and operations with those of Markland may take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to Markland's or EOIR's existing businesses or customer base.

IF WE ISSUE SUBSTANTIAL SHARES OF OUR COMMON STOCK UPON CONVERSION OF THE OUTSTANDING SERIES D PREFERRED STOCK, YOU COULD SUFFER SUBSTANTIAL DILUTION OF YOUR INVESTMENT AND OUT STOCK PRICE COULD DECLINE SIGNIFICANTLY

We are obligated to issue a substantial number of shares of common stock upon the conversion of our Series D convertible preferred stock. In connection with the acquisition, we issued 3,500 additional shares of Series D Preferred Stock to a single institutional investor to fund a portion of the cash purchase price. Should a significant number of these securities be issued, exercised or converted, the resulting increase in the amount of the common stock in the public market could have a substantial dilutive effect on our outstanding common stock.

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The conversion and exercise of a substantial amount of the aforementioned securities or the issuance of new shares of common stock may also adversely affect the terms under which we could obtain additional equity capital. The price, which we may receive for the shares of common stock, that are issuable upon conversion or exercise of such securities, may be less than the market price of the common stock at the time of such conversions or exercise.

WE MAY BE REQUIRED TO SEEK ADDITIONAL FINANCING IN THE NEAR FUTURE. WE MAY BE UNABLE TO OBTAIN ADDITIONAL CAPITAL REQUIRED TO FUND OUR OPERATIONS AND FINANCE OUR GROWTH.

The use of a substantial portion of our cash-on-hand and the issuance of installment debt will place considerable demands on our short-term liquidity and may negatively impact our access to financing. We may be unable to obtain additional funds in a timely manner or on acceptable terms, which would render us unable to fund our operations or expand our business. If we are unable to obtain capital when needed, we may have to restructure our business or delay or abandon our development and expansion plans. Although we have been successful in the past in obtaining financing for working capital and capital expenditures, we will have ongoing capital needs as we expand our business. If we raise additional funds through the sale of equity or convertible securities, your ownership percentage of our common stock will be reduced. In addition, these transactions may dilute the value of our common stock. We may have to issue securities that have rights, preferences and privileges senior to our common stock. The terms of any additional indebtedness may include restrictive financial and operating covenants that would limit our ability to compete and expand.

         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired

The Company will file the required financial statements for EOIR for the period specified in Item 310 of Regulation SB by amendment within the prescribed period hereof.

         (b)      Pro Forma Financial Information

Required Pro Forma Financial Information pursuant to Item 310(d) of Regulation SB will be filed by amendment within the prescribed period hereof.

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         (c)      Exhibits

                  Exhibit No.         Description
                  -----------     ----------------------------------------------
                     2.1          Stock Purchase Agreement by and between
                                  Markland and EOIR, dated June 30, 2004.

                     2.2          Forms of Promissory Note

                     2.3 Security Agreement by and between EOIR and sellers of EOIR stock dated June 30, 2004

                     2.4          2004 Stock Option Plan, adopted June 30, 2004.

                     2.5          Preferred Securities Purchase Agreement

                     2.6          Pledge and Security Agreement

                     2.7          Forms of Stock Options

                     99.1         Text of the press release dated June 30, 2004.


         ITEM 9. REGULATION FD DISCLOSURE.

      On June 30, 2004, the Company issued a press release relating to the transaction described in Item 2. The Company is furnishing a copy of this press release as Exhibit 99.1 hereto.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 2004

                                    Markland Technologies, Inc.

                                    By:   /S/  Kenneth Ducey Jr.
                                          ------------------------------------
                                          Name: Kenneth Ducey Jr.
                                          Title: President and Chief Financial
                                          Officer


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                                  EXHIBIT INDEX

       Exhibit No.         Description
       -----------     ----------------------------------------------
          2.1          Stock Purchase Agreement by and between Markland
                       and EOIR, dated June 30, 2004.

          2.2          Forms of Promissory Note

          2.3 Security Agreement by and between EOIR and sellers of EOIR stock dated June 30, 2004

          2.4          2004 Stock Option Plan, adopted June 30, 2004.

          2.5          Preferred Securities Purchase Agreement

          2.6          Pledge and Security Agreement

          2.7          Forms of Stock Options

          99.1         Text of the press release dated June 30, 2004.


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